Exhibit 10.1

SECOND AMENDMENT TO THE PUT AND CALL AGREEMENT

This Second Amendment to the Put and Call Agreement (“Amendment”) is made this 20th day of July, 2012 by and among KMVN, LLC (“Operating”), KMVN License, LLC (“Licensee” and together with Operating, “Emmis”), Grupo Radio Centro LA, LLC (“GRC”), solely for the purpose of guaranteeing the obligations of GRC, Grupo Radio Centro, S.A.B. de C.V. (“Guarantor”), 93.9 Holdings, Inc. (“93.9 Holdings”) and 93.9 License, LLC (“93.9 LicenseCo” and together with 93.9 Holdings, the “93.9 Entities”). Capitalized terms used herein and not defined have the respective meanings set forth in the Put and Call Agreement (defined below).

Recitals

A. Emmis, the 93.9 Entities (as assignees of GRC) and Guarantor are parties to the Put and Call Agreement dated April 3, 2009 and amended April 12, 2012 (as amended, the “Put and Call Agreement”).

B. Pursuant to the prior amendment to the Put and Call Agreement (the “First Amendment”), GRC exercised its Call effective as of the date of the First Amendment, designated the 93.9 Entities as Qualified Designees for all purposes of the Put and Call Agreement and in connection therewith, assigned its rights and obligations under the Put and Call Agreement to the 93.9 Entities in the manner provided therein.

C. Pursuant to Section 3 of the First Amendment, the parties agreed to the automatic rescission of both (i) the amendments to the Put and Call Agreement and (ii) the exercise of the Call, if the Closing did not occur on or before the Target Date.

D. The parties now desire to further amend the Put and Call Agreement and extend the Target Date as set forth herein.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions set forth herein, the parties hereto agree as follows:

I. Amendments.

A. Target Date. Section 3 of the First Amendment shall be amended and restated in its entirety to read as follows:

“3. Rescission of Call. The parties acknowledge and agree that, in connection with the Call exercised by GRC pursuant to Section 2 above, if Closing does not occur on or before August 8, 2012 (the “Target Date”), then the Call exercised by GRC pursuant to Section 2 and the amendments set forth in Section 1 hereof and the terms of Section 2 hereof shall be deemed to be automatically rescinded in their entirety and shall be deemed null and void without need for further action and thereafter the parties shall be restored for all purposes to their positions had this Amendment not been entered into and the Call had not been exercised by GRC.”

II. Miscellaneous.

A. No Other Changes. Except as expressly set forth herein, the the Put and Call Agreement, as amended, has not been amended or modified and remains in full force and effect. Without limiting the foregoing, Guarantor hereby acknowledges and agrees that its obligations set forth in Section 12.12 of the Put and Call Agreement remain in effect with respect to the Put and Call Agreement as amended and assigned and assumed. The construction and performance of this Amendment shall be governed by the laws of the State of California without giving effect to the choice of law provisions thereof. Venue for any suit to enforce this Amendment shall be in the appropriate state or federal court in Los Angeles, California. This Amendment may be executed in separate counterparts, each of which will be deemed an original and all of which together will constitute one and the same Amendment. Each of the parties hereto shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary to consummate and make effective the transactions contemplated by this Amendment.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO SECOND AMENDMENT TO PUT AND CALL AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

EMMIS:	KMVN, LLC

	By:	Emmis Operating Company, its Manager

	By:	/s/ J. Scott Enright
		Name:	J. Scott Enright
		Title:	Executive Vice President and General Counsel

KMVN LICENSE, LLC

	By:	KMVN, LLC, its Manager
	By:	Emmis Operating Company, its Manager

	By:	/s/ J. Scott Enright
		Name:	J. Scott Enright
		Title:	Executive Vice President and General Counsel

93.9 LICENSECO:	93.9 LICENSE, LLC
	By:	93.9 Holdings Inc., its Manager

	By:	/s/ Francisco Aguirre Cranz
		Name:	Francisco Aguirre Cranz
		Title:	President

93.9 HOLDINGS:	93.9 HOLDINGS, INC.

	By:	/s/ Francisco Aguirre Cranz
		Name:	Francisco Aguirre Cranz
		Title:	President

GRC:	GRUPO RADIO CENTRO LA, LLC

	By:	/s/ Carlos Aguirre Gomez
		Name:	Carlos Aguirre Gomez
		Title:	Chief Executive Officer

GUARANTOR:	GRUPO RADIO CENTRO, S.A.B de C.V.

	By:	/s/ Carlos Aguirre Gomez
		Name:	Carlos Aguirre Gomez
		Title:	Chief Executive Officer